UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

Oppenheimer FUNDS
THE RIGHT WAY TO INVEST
Oppenheimer
Global Fund
annual Report 9.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World Index	MSCI World Index
1-Year	26.52%	19.25%	17.73%	20.21%
5-Year	10.30	9.00	7.71	7.84
10-Year	9.27	8.63	7.86	7.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 26.52% during the reporting period, outperforming its benchmark, the MSCI AC World Index, which returned 17.73%. Every sector made a positive contribution to the Fund’s absolute performance; meaningful contributions came from holdings in the information technology, consumer discretionary, financials, health care and industrials sectors.

MARKET OVERVIEW

Global equities, especially those in the developed markets, had a second consecutive year of excellent performance. Accommodative monetary policy on the part of central banks in the U.S., Europe and Japan leading to plentiful liquidity, combined with supportive equity valuations relative to bonds, have been instrumental in this performance. Signs that the world’s largest economy, the U.S., was on the mend, demonstrated by rising house prices, also helped sentiment towards stocks. Mid-year, comments from the Federal Reserve (the “Fed”) suggesting that the aggressive quantitative easing (“QE”) policy would be “tapered” in the foreseeable future, led to significant sell-offs in both stocks and bonds. Clarification from the Fed that the timeframe in which the tapering would be executed would be later rather than earlier allowed for a rebound in markets to date. Emerging markets equities have had a mixed result thus far in 2013, with inflation concerns in a variety of markets combined with slower than

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3     OPPENHEIMER GLOBAL FUND

expected growth and policy orientations towards a more redistributive stance, hurting performance. A further recognition that these markets have greater structural volatility than the developed world was evidenced in a reduction in price-earnings ratios.

Many concerns still abound, as they always do. Worries around Europe, the fragility of the recovery in the U.S., the potential success or lack thereof of Prime Minister Shinzo Abe’s stimulus policies in Japan (commonly referred to as Abenomics), and a permanent slowdown in China’s growth are all top of mind currently. Our focus remains the long-term. While temporary perturbations in currency markets or asset markets may lead others to reconsider their investment stances, we remain solidly concentrated on the characteristics and trends that we believe allow our companies to thrive in a myriad of environments. As long as the economics of their businesses are robust and the price we are paying for them is fair, we are undisturbed.

FUND REVIEW

The top contributors to performance this period were European Aeronautic Defence & Space Co. (“EADS”), Telefonaktiebolaget LM Ericsson (“Ericsson”), UBS AG and Bayerische Motoren Werke AG (“BMW”).

EADS makes Airbus airplanes and is one of the leading defense companies in Europe. The market for larger airplanes above 150 seats is a duopoly comprising Boeing and Airbus. Persistently high fuel prices combined with the increase in travel demand from the emerging markets makes for a good environment for growth in new, more fuel efficient, aircraft sales. EADS has been very successful in driving orders for its new-engined A-320/1 NEO and its larger A-350 aircraft. We believe improvements in efficiency in manufacturing along with sales growth will lead to steadily growing sales and margins. Concerns over the viability and schedule of the A-350 have largely diminished due to delays of its primary competitor, the Boeing 787, and positive updates on the progress of the A-350 development.

Ericsson, based in Sweden, is a world-leading provider of telecommunications equipment and related services to mobile and fixed network operators. The company has been a heavily weighted holding for the past few years, as we see it as a major beneficiary of the growth in mobile data traffic and the need for greater coverage and densification of mobile networks. With increasing growth in 4G LTE networks that allow for faster data traffic, in which Ericsson has a greater share than in previous generations of wireless equipment, where it was already the market leader, we believe the conditions are set for both higher sales and greater profitability. We believe the move from coverage spending to capacity spending that by its very nature is software- rather than hardware-based should lead to higher margins. In addition, in our opinion, the move to more specialized service offers, where Ericsson is a leader, should make for a very compelling value proposition for its customers and result in higher profits and greater persistency of business.

4     OPPENHEIMER GLOBAL FUND

Switzerland-based bank UBS has one of the leading wealth management franchises in the world. The firm has made the decision to focus on this core business and gradually withdraw from investment banking, a significantly less profitable, more capital intensive activity. With this redeployment of capital, we believe shareholders will receive more of the benefit of UBS’ strong position in a wealth management industry experiencing strong secular growth worldwide.

BMW is the leading premium automobile maker in the world. It has had the highest refresh rate of new automobiles as a proportion of its fleet of any major car manufacturer in the past couple of years. Further, all its various car series will share a significant number of common components, which we believe will lead to meaningful efficiency gains in manufacturing and a reduction in costs in the years to come. Its growth in China has been phenomenal and its brand has become very widely recognized as signifying quality. Its development of electric vehicles and experimentation with different car ownership/rental models demonstrates its innovation credentials. BMW embodies many of the characteristics that we look for in a company – innovation that customers will pay for, high quality management, a fortress balance sheet, a great brand and a best-in-class product line-up.

The most significant detractors from performance this period were Indian stocks DLF Ltd. and ICICI Bank Ltd. and U.S.-based Fusion-io, Inc. DLF is the largest and highest-quality real estate developer in the National Capital Region (NCR) of India. Tightening monetary policy and the weaker Indian Rupee have served to hurt near-term real estate demand. Longer term, demand for housing outstrips supply by a long way, given the various restrictions and hurdles to property development in the area. DLF’s assets are unmatched in location and quality and they are a preferred developer at the high end in the Delhi area. We believe that this makes for an attractive business that is now available at an even better price. ICICI Bank faced similar problems this period. Rising rates have led to worries about worsening non-performing loans and a slowdown in the economy that would hurt loan growth, neither of which help earnings. However, about half the banking sector is state-owned, and has lower capital level and worse asset quality. As the largest of the private sector banks, ICICI Bank can grow faster with less competition in an environment where the government’s financial position is impaired. Despite near-term volatility, we like the company and believe it will do well over time.

Fusion-io produces flash-enabled server accelerator cards, which allow servers to better process information in real-time. The company also has a unique software portfolio that may obviate the traditional disk array model for storage. The stock experienced volatility due partly to a management

5     OPPENHEIMER GLOBAL FUND

transition. We believe that the data storage market will increasingly move toward solid state technology and that Fusion-io’s intellectual property in the area is a competitive advantage.

STRATEGY & OUTLOOK

Regardless of whether we are in a fast or a slow growth world, we believe the companies in the Fund have the potential to grow above the general rate of the economies in which they operate by virtue of the secular currents driving them and their advantages globally. We have a long-term investment horizon and build the portfolio from the bottom up, focusing on businesses advantaged by long-term trends. We invest in companies that we believe are capable of producing solid and sustainable growth through the business cycle, that have made strong returns on invested capital, and that demonstrate good cash flow generation characteristics. We are patient investors and wait for those companies to be out of favor so they are reasonably priced when we buy.

With the markets recovering in the third quarter and the Fed backing off its earlier dalliance with tapering, at least until economic data becomes stronger, the yield curve remains steep, and equity valuations, though no longer low, are still attractive relative to bonds. We believe that the risk aversion that led to a substantial move away from equities in the past five years looks closer to getting reversed after the underperformance of bonds over that period and as a result we remain constructive on the global equity markets.

The most meaningful change in strategic positioning in the Fund has been the increase in the Fund’s weighting in financials in the past 18 months. We have typically avoided financials in the developed world for reasons of opacity, leverage and commoditization. At a time when capital is short, however, these purveyors of capital can be attractive. We continue to find great value in high-quality financial franchises. Legal and legislative risks are now reasonably well understood and at the tail end of their developments, capital has been rebuilt and balance sheets are more robust, business models are better and less negatively skewed towards shareholders, and managements are more cognizant of the broader implications of their choices of activities. The risk aversion to these entities we believe is backward looking and that is what current prices reflect. We believe the future deserves a higher price and hence we find these businesses more attractive.

Rajeev Bhaman, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Telefonaktiebolaget LM Ericsson, Cl. B	3.2%
European Aeronautic Defence & Space Co.	2.8
Google, Inc., Cl. A	2.3
UBS AG	2.2
eBay, Inc.	2.1
Bayerische Motoren Werke (BMW) AG, Preference	2.1
LVMH Moet Hennessy Louis Vuitton SA	2.1
WellPoint, Inc.	2.1
SAP AG	2.0
Walt Disney Co. (The)	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	39.6%
Germany	11.3
Japan	9.1
France	6.5
Switzerland	5.5
Sweden	4.9
Spain	3.9
Brazil	3.4
United Kingdom	3.0
Netherlands	2.8

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	26.52%	10.30%	9.27%
Class B (OGLBX)	8/17/93	25.39%	9.34%	8.75%
Class C (OGLCX)	10/2/95	25.62%	9.48%	8.46%
Class I (OGLIX)	1/27/12	27.12%	20.16 *	N/A
Class N (OGLNX)	3/1/01	26.16%	9.96%	8.89%
Class Y (OGLYX)	11/17/98	26.85%	10.65%	9.63%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	19.25%	9.00%	8.63%
Class B (OGLBX)	8/17/93	20.39%	9.06%	8.75%
Class C (OGLCX)	10/2/95	24.62%	9.48%	8.46%
Class I (OGLIX)	1/27/12	27.12%	20.16 *	N/A
Class N (OGLNX)	3/1/01	25.16%	9.96%	8.89%
Class Y (OGLYX)	11/17/98	26.85%	10.65%	9.63%

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets and the MSCI World Index, an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The Fund has changed its benchmark from the MSCI World Index to the MSCI AC World Index, which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the MSCI World Index in its next annual report. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but

8     OPPENHEIMER GLOBAL FUND

does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9     OPPENHEIMER GLOBAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$1,000.00	$1,101.20	$6.34
Class B	1,000.00	1,096.10	11.41
Class C	1,000.00	1,097.20	10.25
Class I	1,000.00	1,103.60	3.80
Class N	1,000.00	1,099.90	7.55
Class Y	1,000.00	1,102.50	4.97

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.05	6.09
Class B	1,000.00	1,014.24	10.97
Class C	1,000.00	1,015.34	9.85
Class I	1,000.00	1,021.46	3.66
Class N	1,000.00	1,017.90	7.26
Class Y	1,000.00	1,020.36	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	1.20%
Class B	2.16
Class C	1.94
Class I	0.72
Class N	1.43
Class Y	0.94

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11     OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS September 30, 2013

	Shares	Value
Common Stocks—99.8%
Consumer Discretionary—15.4%
Automobiles—2.1%
Bayerische Motoren Werke (BMW) AG, Preference	2,590,954	$211,343,698
Hotels, Restaurants & Leisure—1.8%
Gtech SpA	1,511,954	43,180,946
McDonald’s Corp.	1,419,400	136,560,474

		179,741,420
Media—3.3%
Grupo Televisa SAB, Sponsored ADR	2,928,787	81,859,597
Walt Disney Co. (The)	2,999,920	193,464,841
Zee Entertainment Enterprises Ltd.	14,003,568	51,414,700

		326,739,138
Specialty Retail—3.0%
Industria de Diseno Textil SA (Inditex)	1,178,063	182,044,080
Tiffany & Co.	1,609,688	123,334,295

		305,378,375
Textiles, Apparel & Luxury Goods—5.2%
Brunello Cucinelli SpA	363,399	11,811,509
Kering	831,151	186,356,716
LVMH Moet Hennessy Louis Vuitton SA	1,059,000	208,712,251
Tod’s SpA	561,845	105,348,435

		512,228,911
Consumer Staples—6.3%
Beverages—1.9%
Companhia de Bebidas das Americas, Preference, ADR	1,979,850	75,927,247
Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,156,453	112,280,022

		188,207,269
Food Products—2.6%
Nestle SA	1,547,381	108,381,857
Unilever plc	3,897,969	150,546,057

		258,927,914
Household Products—1.8%
Colgate-Palmolive Co.	2,931,778	173,854,435
Energy—3.3%
Energy Equipment & Services—2.5%
Technip SA	1,554,910	182,637,162
Transocean Ltd.	1,619,028	72,046,746

		254,683,908

	Shares	Value
Oil, Gas & Consumable Fuels—0.8%
Repsol SA	3,352,008	$83,376,687
Financials—20.3%
Capital Markets—5.7%
Credit Suisse Group AG1	3,086,087	94,567,735
Deutsche Bank AG	3,343,582	153,522,696
Goldman Sachs Group, Inc. (The)	648,311	102,569,283
UBS AG1	10,641,421	217,703,623

		568,363,337
Commercial Banks—4.9%
Banco Bilbao Vizcaya Argentaria SA	11,298,968	126,938,292
ICICI Bank Ltd., Sponsored ADR	3,397,330	103,550,618
Itau Unibanco Holding SA, Preference, ADR	6,107,970	86,244,536
Societe Generale	1,394,516	69,547,514
Sumitomo Mitsui Financial Group, Inc.	2,116,900	102,771,199

		489,052,159
Diversified Financial Services—4.3%
BM&FBovespa SA	14,069,700	78,591,746
Citigroup, Inc.	2,343,220	113,669,602
McGraw Hill Financial, Inc.	2,795,039	183,326,608
Moscow Exchange (The)	25,747,399	49,307,170

		424,895,126
Insurance—4.8%
Allianz SE	1,024,498	161,054,859
Dai-ichi Life Insurance Co. Ltd. (The)	7,349,800	105,350,109
Fidelity National Financial, Inc., Cl. A	2,331,060	62,006,196
Prudential plc	8,197,950	152,830,901

		481,242,065
Real Estate Management & Development—0.6%
DLF Ltd.	28,136,051	57,242,407
Health Care—13.0%
Biotechnology—3.7%
Biogen Idec, Inc.[1]	207,060	49,851,766
Gilead Sciences, Inc.[1]	1,772,070	111,356,879
Medivation, Inc.[1]	488,981	29,309,521
Theravance, Inc.[1]	2,058,325	84,164,909
ThromboGenics NV1	53,077	1,377,973
Vertex Pharmaceuticals, Inc.[1]	1,219,847	92,488,800

		368,549,848
Health Care Equipment & Supplies—1.6%
St. Jude Medical, Inc.	997,330	53,496,781

12     OPPENHEIMER GLOBAL FUND

	Shares	Value
Health Care Equipment & Supplies (Continued)
Swiss Medical SA1,2,3	49,975,200	$13,336,782
Zimmer Holdings, Inc.	1,212,824	99,621,363

		166,454,926
Health Care Providers & Services—3.7%
Aetna, Inc.	2,448,879	156,777,234
WellPoint, Inc.	2,469,655	206,487,855

		363,265,089
Pharmaceuticals—4.0%
Allergan, Inc.	705,670	63,827,851
Bayer AG	1,240,862	146,315,212
Roche Holding AG	435,697	117,532,615
Shire plc	1,834,900	73,469,985

		401,145,663
Industrials—13.2%
Aerospace & Defense—3.7%
Embraer SA, ADR	2,782,135	90,335,923
European Aeronautic Defence & Space Co.	4,389,678	279,795,251

		370,131,174
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	1,160,680	106,051,332
Building Products—1.7%
Assa Abloy AB, Cl. B	3,573,462	164,072,599
Construction & Engineering—0.5%
FLSmidth & Co. AS	859,390	46,281,836
Electrical Equipment—2.5%
Emerson Electric Co.	1,481,960	95,882,812
Nidec Corp.	1,037,608	85,923,063
OSRAM Licht AG1	123,842	5,813,905
Prysmian SpA	2,377,571	58,194,956

		245,814,736
Industrial Conglomerates—3.0%
3M Co.	1,260,910	150,565,263
Siemens AG	1,194,696	144,031,401

		294,596,664
Machinery—0.7%
FANUC Corp.	398,600	65,914,918
Information Technology—25.0%
Communications Equipment—4.0%
Juniper Networks, Inc.[1]	3,866,102	76,780,786
Telefonaktiebolaget LM Ericsson, Cl. B	24,042,089	320,222,007

		397,002,793
Computers & Peripherals—0.5%
Fusion-io, Inc.[1]	3,791,942	50,774,103
Electronic Equipment, Instruments, & Components—3.7%
Keyence Corp.	371,553	141,520,616
Kyocera Corp.	1,482,000	78,960,442

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Murata Manufacturing Co. Ltd.	1,881,204	$144,150,835

		364,631,893
Internet Software & Services—5.6%
eBay, Inc.[1]	3,801,078	212,062,142
Facebook, Inc., Cl. A1	2,279,870	114,540,669
Google, Inc., Cl. A1	260,030	227,762,877

		554,365,688
IT Services—0.5%
Infosys Ltd.	1,014,599	48,782,875
Semiconductors & Semiconductor Equipment—4.2%
Altera Corp.	4,717,207	175,291,412
Maxim Integrated Products, Inc.	4,874,905	145,272,169
Taiwan Semiconductor Manufacturing Co. Ltd.	26,242,726	89,228,068

		409,791,649
Software—6.5%
Adobe Systems, Inc.[1]	3,129,794	162,561,500
Intuit, Inc.	2,206,690	146,325,614
Microsoft Corp.	3,945,172	131,413,679
Red Hat, Inc.[1]	187,770	8,663,708
SAP AG	2,700,251	199,580,984

		648,545,485
Materials—1.0%
Chemicals—1.0%
Linde AG	495,579	98,208,268
Telecommunication Services—1.7%
Wireless Telecommunication Services—1.7%
KDDI Corp.	3,185,600	163,974,562
Utilities—0.6%
Electric Utilities—0.6%
Fortum OYJ	2,500,355	56,421,040

Total Common Stocks (Cost $5,908,511,718)		9,900,053,990
	Units
Rights, Warrants and Certificates—0.0%
Banco Bilbao Vizcaya Argentaria SA Rts., Strike Price 0.001EUR, 10/14/13[1] (Cost $1,395,328)	10,408,171	1,422,150

13     OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Company—0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,4] (Cost $15,684,239)	15,684,239	$15,684,239
Total Investments, at Value (Cost $5,925,591,285)	100.0%	9,917,160,379
Liabilities in Excess of Other Assets	(0.0)	(3,773,979)

Net Assets	100.0%	$9,913,386,400

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR     Euro

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	2,399,404	676,237,547	662,952,712	15,684,239
Swiss Medical SA	49,975,200	—	—	49,975,200

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$15,684,239	$20,839
Swiss Medical SA	13,336,782	—

	$29,021,021	$20,839

a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

3.	Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $13,336,782, which represents 0.13% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Swiss Medical SA	5/16/94-8/31/11	$30,390,000	$13,336,782	$17,053,218

4.	Rate shown is the 7-day yield as of September 30, 2013.

14     OPPENHEIMER GLOBAL FUND

Footnotes to Statement of Investments Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,927,847,744	39.6%
Germany	1,119,871,023	11.3
Japan	888,565,744	9.1
France	647,253,643	6.5
Switzerland	538,185,830	5.5
Sweden	484,294,606	4.9
Spain	393,781,209	3.9
Brazil	331,099,452	3.4
United Kingdom	303,376,958	3.0
Netherlands	279,795,251	2.8
India	260,990,600	2.6
Italy	218,535,846	2.2
Mexico	194,139,619	1.9
Taiwan	89,228,068	0.9
Ireland	73,469,985	0.7
Finland	56,421,040	0.6
Russia	49,307,170	0.5
Denmark	46,281,836	0.5
Argentina	13,336,782	0.1
Belgium	1,377,973	0.0

Total	$9,917,160,379	100.0%

See accompanying Notes to Financial Statements.

15     OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,879,517,046)	$9,888,139,358
Affiliated companies (cost $46,074,239)	29,021,021

9,917,160,379

Cash	1,461,287

Cash—foreign currencies (cost $4,229,949)	4,225,023

Receivables and other assets:
Dividends	14,474,219
Investments sold	6,596,395
Shares of beneficial interest sold	846,714
Other	2,269,893

Total assets	9,947,033,910

Liabilities
Payables and other liabilities:
Investments purchased	15,885,969
Shares of beneficial interest redeemed	10,634,658
Trustees’ compensation	2,649,660
Transfer and shareholder servicing agent fees	1,930,674
Distribution and service plan fees	1,738,705
Shareholder communications	399,566
Other	408,278

Total liabilities	33,647,510

Net Assets	$9,913,386,400

Composition of Net Assets
Paid-in capital	$5,635,489,926
Accumulated net investment income	74,878,815
Accumulated net realized gain on investments and foreign currency transactions	211,154,972
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,991,862,687

Net Assets	$9,913,386,400

16     OPPENHEIMER GLOBAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,497,366,153 and 98,573,028 shares of beneficial interest outstanding)	$76.06
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$80.70
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $144,206,190 and 2,059,043 shares of beneficial interest outstanding)	$70.04
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $666,583,940 and 9,373,912 shares of beneficial interest outstanding)	$71.11
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $60,732,370 and 795,315 shares of beneficial interest outstanding)	$76.36
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $214,309,584 and 2,831,626 shares of beneficial interest outstanding)	$75.68
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,330,188,163 and 17,443,958 shares of beneficial interest outstanding)	$76.25

See accompanying Notes to Financial Statements.

17     OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS          For the Year Ended September 30, 2013

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $16,071,772)	$190,686,645
Affiliated companies	20,839
Interest	1,063
Other income	82,657

Total investment income	190,791,204

Expenses
Management fees	60,669,742
Distribution and service plan fees:
Class A	16,571,313
Class B	1,522,258
Class C	6,217,845
Class N	996,666
Transfer and shareholder servicing agent fees:
Class A	18,009,947
Class B	696,924
Class C	1,249,881
Class I	12,354
Class N	559,969
Class Y	2,581,745
Shareholder communications:
Class A	1,026,590
Class B	95,035
Class C	155,131
Class I	858
Class N	20,925
Class Y	148,430
Custodian fees and expenses	947,975
Trustees’ compensation	352,591
Other	573,880

Total expenses	112,410,059
Less waivers and reimbursements of expenses	(175,320)

Net expenses	112,234,739

Net Investment Income	78,556,465

18     OPPENHEIMER GLOBAL FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$311,148,011
Foreign currency transactions	(707,372)

Net realized gain	310,440,639

Net change in unrealized appreciation/depreciation on:
Investments	1,808,372,268
Translation of assets and liabilities denominated in foreign currencies	(63,233,820)

Net change in unrealized appreciation/depreciation	1,745,138,448

Net Increase in Net Assets Resulting from Operations	$2,134,135,552

See accompanying Notes to Financial Statements.

19     OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Operations
Net investment income	$78,556,465	$78,304,116
Net realized gain	310,440,639	24,195,058
Net change in unrealized appreciation/depreciation	1,745,138,448	1,401,165,559

Net increase in net assets resulting from operations	2,134,135,552	1,503,664,733

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(65,742,230)	(122,995,858)
Class B	(222,097)	(1,672,837)
Class C	(2,344,669)	(6,946,078)
Class I	(200,784)	—
Class N	(1,214,437)	(3,060,177)
Class Y	(13,359,955)	(16,463,572)

	(83,084,172)	(151,138,522)
Distributions from net realized gain:
Class A	(10,891,858)	(1,821,891)
Class B	(281,579)	(60,157)
Class C	(1,038,462)	(179,662)
Class I	(22,007)	—
Class N	(316,746)	(56,805)
Class Y	(1,678,281)	(209,646)

	(14,228,933)	(2,328,161)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(571,543,644)	(724,764,047)
Class B	(53,752,983)	(64,989,113)
Class C	(51,695,654)	(97,381,209)
Class I	39,316,627	12,235,015
Class N	(22,931,258)	(31,489,738)
Class Y	100,511,058	155,906,635

	(560,095,854)	(750,482,457)

Net Assets
Total increase	1,476,726,593	599,715,593

Beginning of period	8,436,659,807	7,836,944,214

End of period (including accumulated net investment income of $74,878,815 and $80,155,424, respectively)	$9,913,386,400	$8,436,659,807

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$60.82	$51.78	$56.31	$50.85	$54.88
Income (loss) from investment operations:
Net investment income[2]	0.61	0.56	1.06	0.41	0.43
Net realized and unrealized gain (loss)	15.36	9.56	(4.66)	5.33	(0.44)

Total from investment operations	15.97	10.12	(3.60)	5.74	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(1.06)	(0.50)	(0.28)	(0.93)
Distributions from net realized gain	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(0.73)	(1.08)	(0.93)	(0.28)	(4.02)

Net asset value, end of period	$76.06	$60.82	$51.78	$56.31	$50.85

Total Return, at Net Asset Value[3]	26.52%	19.80%	(6.59)%	11.32%	3.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,497,366	$6,509,607	$6,181,685	$7,282,538	$7,191,702
Average net assets (in thousands)	$7,017,280	$6,551,108	$7,646,696	$7,229,903	$6,099,806
Ratios to average net assets:[4]
Net investment income	0.89%	0.99%	1.74%	0.78%	1.05%
Total expenses[5]	1.19%	1.22%	1.16%	1.20%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.22%	1.16%	1.20%	1.26%
Portfolio turnover rate	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	1.19%
Year Ended September 28, 2012	1.22%
Year Ended September 30, 2011	1.16%
Year Ended September 30, 2010	1.20%
Year Ended September 30, 2009	1.27%

See accompanying Notes to Financial Statements.

21     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$56.03	$47.59	$51.82	$46.96	$50.67
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.06	0.44	(0.06)	0.08
Net realized and unrealized gain (loss)	14.21	8.84	(4.24)	4.92	(0.35)

Total from investment operations	14.19	8.90	(3.80)	4.86	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.44)	0.00	0.00	(0.35)
Distributions from net realized gain	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(0.18)	(0.46)	(0.43)	0.00	(3.44)

Net asset value, end of period	$70.04	$56.03	$47.59	$51.82	$46.96

Total Return, at Net Asset Value[3]	25.39%	18.81%	(7.44)%	10.35%	2.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144,206	$163,538	$197,530	$308,804	$397,381
Average net assets (in thousands)	$152,754	$182,874	$282,805	$344,445	$364,488
Ratios to average net assets:[4]
Net investment income (loss)	(0.03)%	0.11%	0.77%	(0.12)%	0.22%
Total expenses[5]	2.20%	2.24%	2.20%	2.23%	2.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.10%	2.07%	2.07%	2.07%	2.08%
Portfolio turnover rate	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	2.20%
Year Ended September 28, 2012	2.24%
Year Ended September 30, 2011	2.20%
Year Ended September 30, 2010	2.23%
Year Ended September 30, 2009	2.28%

See accompanying Notes to Financial Statements.

22     OPPENHEIMER GLOBAL FUND

Class C	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$56.93	$48.46	$52.78	$47.76	$51.57
Income (loss) from investment operations:
Net investment income[2]	0.11	0.14	0.56	0.01	0.11
Net realized and unrealized gain (loss)	14.41	8.96	(4.34)	5.01	(0.38)

Total from investment operations	14.52	9.10	(3.78)	5.02	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.61)	(0.11)	0.00	(0.45)
Distributions from net realized gain	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(0.34)	(0.63)	(0.54)	0.00	(3.54)

Net asset value, end of period	$71.11	$56.93	$48.46	$52.78	$47.76

Total Return, at Net Asset Value[3]	25.62%	18.93%	(7.30)%	10.51%	2.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$666,584	$580,390	$581,865	$712,439	$735,502
Average net assets (in thousands)	$623,949	$591,634	$735,113	$721,680	$637,892
Ratios to average net assets:[4]
Net investment income	0.18%	0.26%	0.98%	0.02%	0.28%
Total expenses[5]	1.90%	1.94%	1.91%	1.95%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.94%	1.91%	1.95%	2.03%
Portfolio turnover rate	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	1.90%
Year Ended September 28, 2012	1.94%
Year Ended September 30, 2011	1.91%
Year Ended September 30, 2010	1.95%
Year Ended September 30, 2009	2.04%

See accompanying Notes to Financial Statements.

23     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$61.08	$57.08
Income (loss) from investment operations:
Net investment income[3]	0.99	0.53
Net realized and unrealized gain	15.35	3.47

Total from investment operations	16.34	4.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.96)	0.00
Distributions from net realized gain	(0.10)	0.00

Total dividends and/or distributions to shareholders	(1.06)	0.00

Net asset value, end of period	$76.36	$61.08

Total Return, at Net Asset Value[4]	27.12%	7.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,732	$12,762
Average net assets (in thousands)	$41,484	$6,763
Ratios to average net assets:[5]
Net investment income	1.40%	1.37%
Total expenses[6]	0.71%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.73%
Portfolio turnover rate	11%	12%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	For the period from January 27, 2012 (inception of offering) to September 28, 2012.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	0.71%
Period Ended September 28, 2012	0.73%

See accompanying Notes to Financial Statements.

24     OPPENHEIMER GLOBAL FUND

Class N	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$60.47	$51.46	$55.96	$50.57	$54.39
Income (loss) from investment operations:
Net investment income[2]	0.41	0.38	0.85	0.27	0.30
Net realized and unrealized gain (loss)	15.30	9.49	(4.63)	5.30	(0.36)

Total from investment operations	15.71	9.87	(3.78)	5.57	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.84)	(0.29)	(0.18)	(0.67)
Distributions from net realized gain	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(0.50)	(0.86)	(0.72)	(0.18)	(3.76)

Net asset value, end of period	$75.68	$60.47	$51.46	$55.96	$50.57

Total Return, at Net Asset Value[3]	26.16%	19.40%	(6.91)%	11.04%	3.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$214,310	$192,647	$192,212	$228,375	$227,912
Average net assets (in thousands)	$200,060	$203,213	$237,342	$226,536	$190,548
Ratios to average net assets:[4]
Net investment income	0.60%	0.67%	1.39%	0.51%	0.75%
Total expenses[5]	1.47%	1.55%	1.50%	1.47%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.55%	1.50%	1.47%	1.55%
Portfolio turnover rate	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	1.47%
Year Ended September 28, 2012	1.55%
Year Ended September 30, 2011	1.50%
Year Ended September 30, 2010	1.47%
Year Ended September 30, 2009	1.88%

See accompanying Notes to Financial Statements.

25     OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$61.00	$51.95	$56.52	$51.02	$55.25
Income (loss) from investment operations:
Net investment income[2]	0.80	0.72	1.26	0.66	0.61
Net realized and unrealized gain (loss)	15.38	9.58	(4.72)	5.29	(0.53)

Total from investment operations	16.18	10.30	(3.46)	5.95	0.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.83)	(1.23)	(0.68)	(0.45)	(1.22)
Distributions from net realized gain	(0.10)	(0.02)	(0.43)	0.00	(3.09)

Total dividends and/or distributions to shareholders	(0.93)	(1.25)	(1.11)	(0.45)	(4.31)

Net asset value, end of period	$76.25	$61.00	$51.95	$56.52	$51.02

Total Return, at Net Asset Value[3]	26.85%	20.15%	(6.36)%	11.72%	4.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,330,188	$977,716	$683,652	$577,600	$845,597
Average net assets (in thousands)	$1,147,539	$839,762	$713,559	$788,663	$714,502
Ratios to average net assets:[4]
Net investment income	1.16%	1.26%	2.07%	1.24%	1.50%
Total expenses[5]	0.92%	0.93%	0.92%	0.83%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.93%	0.90%	0.83%	0.85%
Portfolio turnover rate	11%	12%	13%	13%	8%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	0.92%
Year Ended September 28, 2012	0.93%
Year Ended September 30, 2011	0.92%
Year Ended September 30, 2010	0.83%
Year Ended September 30, 2009	0.85%

See accompanying Notes to Financial Statements.

26     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its

27     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

28     OPPENHEIMER GLOBAL FUND

1. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$77,484,277	$254,249,330	$—	$3,947,742,560

1.	During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.
2.	During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$26,225,440	$748,902	$25,476,538

3.	$25,854,653, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Distributions paid from:
Ordinary income	$83,084,172	$151,150,389
Long-term capital gain	14,228,933	2,316,294

Total	$97,313,105	$153,466,683

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

29     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$5,969,711,412
Federal tax cost of other investments	4,229,949

Total federal tax cost	$5,973,941,361

Gross unrealized appreciation	$4,143,430,965
Gross unrealized depreciation	(195,688,405)

Net unrealized appreciation	$3,947,742,560

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$188,491
Payments Made to Retired Trustees	182,860
Accumulated Liability as of September 30, 2013	1,396,527

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis.

30     OPPENHEIMER GLOBAL FUND

1. Significant Accounting Policies (Continued)

Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

31     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

32     OPPENHEIMER GLOBAL FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

33     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$535,219,207	$1,000,212,335	$—	$1,535,431,542
Consumer Staples	362,061,704	258,927,914	—	620,989,618
Energy	72,046,746	266,013,849	—	338,060,595
Financials	700,674,013	1,320,121,081	—	2,020,795,094
Health Care	947,382,959	338,695,785	13,336,782	1,299,415,526
Industrials	442,835,330	850,027,929	—	1,292,863,259
Information Technology	1,451,448,659	1,022,445,827	—	2,473,894,486
Materials	—	98,208,268	—	98,208,268
Telecommunication Services	—	163,974,562	—	163,974,562
Utilities	—	56,421,040	—	56,421,040
Rights, Warrants and Certificates	1,422,150	—	—	1,422,150
Investment Company	15,684,239	—	—	15,684,239

Total Assets	$4,528,775,007	$5,375,048,590	$13,336,782	$9,917,160,379

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

34     OPPENHEIMER GLOBAL FUND

2. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(458,292,329)	$458,292,329
Financials	(247,864,472)	247,864,472
Health Care	(47,182,502)	47,182,502
Industrials	(495,321,505)	495,321,505
Information Technology	(598,638,535)	598,638,535
Materials	(85,337,051)	85,337,051
Telecommunication Services	(123,684,880)	123,684,880
Utilities	(46,043,437)	46,043,437

Total Assets	$(2,102,364,711)	$2,102,364,711

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	11,581,584	$796,948,769	12,246,264	$690,246,933
Dividends and/or distributions reinvested	1,159,334	73,269,884	2,220,834	119,147,768
Redeemed	(21,202,301)	(1,441,762,297)	(26,808,189)	(1,534,158,748)

Net decrease	(8,461,383)	$(571,543,644)	(12,341,091)	$(724,764,047)

Class B
Sold	52,151	$3,345,715	302,358	$15,901,696
Dividends and/or distributions reinvested	8,429	493,928	33,796	1,681,718
Redeemed	(920,432)	(57,592,626)	(1,567,487)	(82,572,527)

Net decrease	(859,852)	$(53,752,983)	(1,231,333)	$(64,989,113)

Class C
Sold	898,360	$58,249,215	744,834	$39,916,412
Dividends and/or distributions reinvested	51,603	3,066,774	126,985	6,413,996
Redeemed	(1,770,271)	(113,011,643)	(2,685,591)	(143,711,617)

Net decrease	(820,308)	$(51,695,654)	(1,813,772)	$(97,381,209)

35     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount
Class I
Sold	670,999	$45,244,700	219,573	$12,841,283
Dividends and/or distributions reinvested	3,521	222,605	—	—
Redeemed	(88,133)	(6,150,678)	(10,645)	(606,268)

Net increase	586,387	$39,316,627	208,928	$12,235,015

Class N
Sold	734,378	$50,648,832	831,885	$47,267,623
Dividends and/or distributions reinvested	23,590	1,486,881	56,509	3,022,652
Redeemed	(1,112,131)	(75,066,971)	(1,437,982)	(81,780,013)

Net decrease	(354,163)	$(22,931,258)	(549,588)	$(31,489,738)

Class Y
Sold	5,047,286	$348,753,326	6,237,485	$350,588,039
Dividends and/or distributions reinvested	229,298	14,498,537	296,521	15,920,190
Redeemed	(3,860,090)	(262,740,805)	(3,665,897)	(210,601,594)

Net increase	1,416,494	$100,511,058	2,868,109	$155,906,635

1.	For the year ended September 28, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from January 27, 2012 (inception of offering) to September 28, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2013 were as follows:

	Purchases	Sales
Investment securities	$1,046,378,908	$1,632,168,789

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Next $2.5 billion	0.63

36     OPPENHEIMER GLOBAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule: Continued
Next $2.5 billion	0.60%
Next $4 billion	0.58
Next $8 billion	0.56
Over $23 billion	0.54

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

37     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$21,766,708
Class N	5,973,350

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
September 30, 2013	$878,569	$2,747	$173,825	$20,514	$1,495

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2013, the Manager waived fees and/or reimbursed the Fund $16,191 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended September 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$159,129

38     OPPENHEIMER GLOBAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of

39     OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Pending Litigation (Continued)

three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

40     OPPENHEIMER GLOBAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund, including the statement of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

41     OPPENHEIMER GLOBAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Capital gain distributions of $0.10481 per share were paid to Class A, Class B, Class C, Class I, Class N and Class Y shareholders, respectively, on December 11, 2012. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 57.82% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $197,166,829 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2013, the maximum amount allowable but not less than $9,247 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $15,066,509 of foreign income taxes were paid by the Fund during the fiscal year ended September 30, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $83,027,874 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42     OPPENHEIMER GLOBAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

43     OPPENHEIMER GLOBAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail world stock funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world stock funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

44     OPPENHEIMER GLOBAL FUND

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

45     OPPENHEIMER GLOBAL FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Global Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including certain of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	76,516,420	1,907,500
David K. Downes	76,469,359	1,954,562
Matthew P. Fink	76,491,878	1,932,043
Edmund Giambastiani, Jr.	76,489,746	1,934,174
Phillip A. Griffiths	76,462,687	1,961,234
Mary F. Miller	76,522,526	1,901,395
Joel W. Motley	76,547,401	1,876,518
Joanne Pace	76,562,709	1,861,211
Mary Ann Tynan	76,537,704	1,886,216
Joseph M. Wikler	76,499,053	1,924,868
Peter I. Wold	76,527,509	1,896,411
William F. Glavin, Jr.	76,519,437	1,904,483

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
55,550,183	2,661,639	2,815,215

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
56,061,819	2,582,763	2,382,448

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
55,996,530	2,579,107	2,451,392

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
55,750,119	2,836,416	2,440,494

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
55,713,767	2,821,861	2,491,397

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
55,786,281	2,760,678	2,480,071

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
55,920,754	2,738,341	2,367,935

46     OPPENHEIMER GLOBAL FUND

2n: Proposal to remove miscellaneous fundamental policy relating to investment strategy restrictions

For	Against	Abstain
55,551,032	2,503,285	2,972,713

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
56,861,591	1,749,118	2,416,319

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposal below (Proposal No. 2r) was approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
51,238,133	11,096,510	3,439,263

47     OPPENHEIMER GLOBAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48     OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain

49     OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science

50     OPPENHEIMER GLOBAL FUND

Phillip A. Griffiths, Continued	(2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Bhaman, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Year of Birth: 1963	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS     Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

56     OPPENHEIMER GLOBAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Oppenheimer FUNDS
THE RIGHT WAY TO INVEST
Visit us at oppenheimerfunds.com for 24-hr access
to account information and transactions or call us at
800.CAL OP (800.225.5677) for 24-hr automated
information and automated transactions. Representatives
also available Mon–Fri 8am-8pm ET .
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0330.001.0913 N ovember 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $29,000 in fiscal 2013 and $33,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $11,860 in fiscal 2013 and $2,675 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,134,870 in fiscal 2013 and $786,755 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013